Exhibit 99.1

SynCardia's products are approved for sale in the U.S. and Canada only. SynCardia Systems, LLC is a wholly owned subsidiary of Picard Medical Inc. © SynCardia Systems, LLC. All rights reserved. NYSE: PMI First Annual Business Update March 25, 2026

This Presentation contains statements that are “forward - looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Forward - looking statements include all statements that do not relate solely to historical or current facts and can generally be identified by the use of future dates or words such as “may,” “should,” “could,” “will,” “expects,” “seeks to,” “anticipates,” “plans,” “believes,” “estimates,” “intends,” “predicts,” “projects,” “forecast,” “potential” or “continue” or the negative of such terms and other comparable terminology. These statements are not guarantees of future performance and involve risks, uncertainties and assumptions that are difficult to predict. Therefore, actual outcomes and results may differ materially from what is expressed or forecasted in such forward - looking statements due to numerous factors, risks, and uncertainties that could cause actual results to differ materially from such estimates or forecasts. You are cautioned not to unduly rely on such forward - looking statements when evaluating the information in this Presentation. Such forward - looking statements speak only as of the date on which they are made, and the Company does not undertake any obligation to update any forward - looking statement to reflect events or circumstances after the date of this Presentation. Forward - looking statements in this Presentation may include, for example, statements about: the Company's market position, including the belief that SynCardia is a leader in the total artificial heart (“TAH”) market, the Company’s anticipated growth strategy, including expected sales growth and the factors driving such growth, future operations, financial position, estimated revenues and losses, projected capex, prospects and plans; the Company’s strategic advantages and the potential impact those advantages will have on future financial and operational results; the implementation, market acceptance, expected timing of patent and U.S. Food and Drug Administration (“FDA”) approvals, and success of the Company’s products; the Company’s approach and goals with respect to research and development; the Company’s expectations regarding its ability to obtain and maintain intellectual property protection and not infringe on the rights of others; changes in applicable laws or regulations; and the outcome of any known and unknown litigation and regulatory proceedings. Neither the Company nor any of its subsidiaries, affiliates, representatives or advisors assumes any responsibility for or makes any representation or warranty (express or implied) as to the reasonableness, completeness, accuracy or reliability of the estimates and information contained herein, which speak only as of the date identified on the cover page of this Presentation. The Company and its respective affiliates, representatives and advisors expressly disclaim any and all liability based, in whole or in part, on such information, errors therein or omissions therefrom. The forward - looking statements and estimates contained in this Presentation are based on assumptions, expectations, and beliefs as of the date identified on the cover page of this Presentation. Neither the Company nor any of its respective affiliates, representatives or advisors intends to update or otherwise revise the forward - looking statements, estimates and other information contained herein to reflect circumstances existing after the date identified on the cover page of this Presentation or to reflect the occurrence of future events, even if any or all of the underlying assumptions, judgments and estimates are shown to be in error, except as required by law. Additional information about the Company, including risk factors that may affect the Company's business, financial condition, and results of operations, is contained in the Company's filings with the U.S. Securities and Exchange Commission (“SEC”), including the Company's Quarterly Reports on Form 10 - Q, which are available free of charge on the SEC's website at http://www.sec.gov and on the Company's investor relations website at https://picardmedical.com/ . SynCardia's products are approved for sale in the U.S. and Canada only. SynCardia Systems, LLC is a wholly owned subsidiary of Picard Medical Inc. © SynCardia Systems, LLC. All rights reserved. Forward - Looking Statements

General: Picard Medical, Inc. (NYSE American: PMI) (the “Company”) is making this presentation available in connection with an update on its business operations, strategies, and financial results for the year ended December 31, 2025. The information contained in this presentation does not purport to be complete or to contain all of the information that prospective investors or other interested parties may require. This presentation should be read in conjunction with the Company’s filings with the U.S. Securities and Exchange Commission (“SEC”), which are available through the SEC’s EDGAR system at www.sec.gov and on the Company’s website at https://picardmedical.com . Information on the Company’s website or any other website is not incorporated into this presentation by reference. No Offer or Solicitation: This presentation does not constitute an offer to sell or a solicitation of an offer to buy any securities of the Company, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No securities regulatory authority has expressed an opinion about any securities of the Company and it is an offense to claim otherwise. Guest Speakers: Certain key opinion leaders and patients may participate as guest speakers during this presentation. These individuals have not been compensated by the Company for their participation, and their remarks represent their own independent views, experiences, and opinions. The Company has not provided, reviewed, or approved any written script or prepared remarks for these speakers. The statements made by any guest speaker are their own and do not necessarily reflect the views or positions of Picard Medical, Inc. or any of its affiliates. Nothing stated by a guest speaker should be construed as an endorsement of the Company’s securities or as medical advice. Third - Party Information: Certain information contained in this presentation has been obtained from published and non - published sources prepared by third parties, which in certain cases have not been independently verified. While such information is believed to be reliable, the Company makes no representation or warranty, express or implied, as to the accuracy or completeness of such third - party information, and nothing contained herein is or shall be relied upon as a promise or representation as to the future performance of the Company. Non - GAAP Financial Measures: This presentation may contain financial measures that are not prepared in accordance with U.S. generally accepted accounting principles (“GAAP”). Any non - GAAP financial measures are presented for supplemental informational purposes only and should not be considered a substitute for financial information presented in accordance with GAAP. Reconciliations of any non - GAAP financial measures to the most directly comparable GAAP measures are included in the Company’s filings with the SEC. Trademarks and Copyrights: All trademarks, service marks, and trade names appearing in this presentation are the property of their respective owners. The SynCardia Total Artificial Heart is a product of SynCardia Systems, LLC, a wholly owned subsidiary of Picard Medical, Inc. The contents of this presentation are protected by copyright and may not be reproduced, distributed, or used without the prior written consent of the Company. SynCardia's products are approved for sale in the U.S. and Canada only. SynCardia Systems, LLC is a wholly owned subsidiary of Picard Medical Inc. © SynCardia Systems, LLC. All rights reserved. Disclaimers

Our Mission To pioneer the future of heart replacement by providing the world’s first Total Artificial Heart and developing the next - generation system as an alternative to transplantation  SynCardia's products are approved for sale in the U.S. and Canada only. SynCardia Systems, LLC is a wholly owned subsidiary of Picard Medical Inc. © SynCardia Systems, LLC. All rights reserved.

Agenda

Agenda Item	Speaker
Welcome, Introductions and Strategic Overview	Patrick NJ Schnegelsberg, Chief Executive Officer
Technology and Product Pipeline	Matt Schuster, Chief Operating Officer
Operational Strategy	Matt Schuster, Chief Operating Officer
Financial Overview	Bernard Skaggs, Chief Financial Officer
Clinical Experience with SynCardia TAH	Dr. Amy Fiedler, Cardiothoracic Surgeon (KOL)
Patient Perspective	Marcela P., Former SynCardia Patient
Future of Mechanical Circulatory Support	Dr. Zain Khalpey (KOL)
Closing Remarks and Strategic Outlook	Patrick NJ Schnegelsberg, Chief Executive Officer
Question and Answer Session	Management and KOLs

Sources: Picard Medical Inc SEC filings & SynCardia Systems LLC.

SynCardia's products are approved for sale in the U.S. and Canada only.
SynCardia Systems, LLC is a wholly owned subsidiary of Picard Medical Inc. © SynCardia Systems, LLC. All rights reserved.

Dr. Amy Feidler, M.D.

- Cardiothoracic surgeon specializing in heart transplantation and mechanical circulatory support
- Associate Professor of Surgery and Surgical Director Heart Transplantation and Mechanical Circulatory Support, UCSF
- Completed surgical training at Massachusetts General Hospital Harvard Medical School
- Leads the Heart Transplant and Mechanical Circulatory Support program at UCSF
- Surgical Director for Team Heart Rwanda global cardiac surgery initiative
- Led the first all-female surgical team to perform a heart transplant in 2022



Source: Dr. Feidler
Disclosure: Dr. Feidler is an independent clinician and has not received compensation from Picard Medical Inc. or SynCardia Systems in connection with this presentation.

SynCardia's products are approved for sale in the U.S. and Canada only.
SynCardia Systems, LLC is a wholly owned subsidiary of Picard Medical Inc. © SynCardia Systems, LLC. All rights reserved.

SynCardia A Picard Medical Company | PICARD MEDICAL, INC

Dr. Zain Khalpey, MD, PhD, FACS

- Cardiothoracic surgeon specializing in advanced heart failure and mechanical circulatory support
- Chief Medical Artificial Intelligence Officer and Network Director, Artificial Heart Program HonorHealth, Phoenix
- M.D., Guy's, King's & St Thomas' School of Medicine, London and PhD. in Cardiothoracic Surgery, Bioenergetics and Cardiac Transplantation Imperial College London
- Cardiothoracic surgery training Brigham and Women's Hospital, Harvard Medical School
- Advanced fellowship in mechanical circulatory support and transplantation Columbia University / New York Presbyterian Hospital
- Author of 400+ peer reviewed publications and inventor on multiple medical device patents.



Source: Dr. Khalpey
Disclosure: Dr. Khalpey is an independent clinician and has not received compensation from Picard Medical Inc. or SynCardia Systems in connection with this presentation.

SynCardia's products are approved for sale in the U.S. and Canada only.
SynCardia Systems, LLC is a wholly owned subsidiary of Picard Medical Inc. © SynCardia Systems, LLC. All rights reserved.

SynCardia A Picard Medical Company | PICARD MEDICAL, INC

Marcela P.

- Diagnosed with Postpartum Cardiomyopathy
- Received a SynCardia Total Artificial Heart (STAH) as a bridge to transplant
- Spent about 9 months on the device
- Successful heart transplant



Sources: Marcela P. and SynCardia Systems LLC
Disclosure: The patient featured is an individual case and may not be representative of all patient outcomes. The patient has not received compensation from Picard Medical Inc. or SynCardia Systems. Individual results may vary.

SynCardia's products are approved for sale in the U.S. and Canada only.
SynCardia Systems, LLC is a wholly owned subsidiary of Picard Medical Inc. © SynCardia Systems, LLC. All rights reserved.

SynCardia A Picard Medical Company | PICARD MEDICAL, INC

Opening and Strategic Overview Patrick NJ Schnegelsberg, CEO

Advanced Heart Failure: A Major Unmet Need

The Problem	The Gap	Our Leadership
Donor heart supply remains severely limited	**Many patients require biventricular circulatory support**	**Established clinical platform and bridge to transplant solution**
• ~6.8 million people live with heart failure in the United States • ~56 million globally • ~300,000 patients suffer from advanced heart failure in the United States	• Only ~4,500 heart transplants annually in the United States • Over ~7,000 on the waiting list	• SynCardia is the only FDA and Health Canada approved Total Artificial Heart • More than 2,100 implants worldwide

Sources: Picard Medical Inc SEC filings & SynCardia Systems LLC.

SynCardia's products are approved for sale in the U.S. and Canada only.

SynCardia Systems, LLC is a wholly owned subsidiary of Picard Medical Inc. © SynCardia Systems, LLC. All rights reserved.

SynCardia: A Proven Platform with a Path to the Future

Tech Advantage

Purpose Built for Biventricular Support

Most mechanical circulatory support technologies treat only one ventricle:

- LVADs support the left ventricle
- ECMO is temporary support
- Temporary devices are short term stabilization tools

SynCardia replaces both ventricles and all four heart valves

Clinical Validation

Built on Decades of Clinical Experience

- First implants performed in the 1980s
- First FDA approval in 2004
- Portable Freedom Driver approved in 2014
- Patients supported outside the hospital

Future Platform

Building on the SynCardia Ventricular Platform

- Development of **fully implantable** Emperor Total Artificial Heart
- Next generation driver technologies
- Expanding indications and global markets

Sources: Picard Medical Inc SEC filings & SynCardia Systems LLC.

SynCardia's products are approved for sale in the U.S. and Canada only.

SynCardia Systems, LLC is a wholly owned subsidiary of Picard Medical Inc. © SynCardia Systems, LLC. All rights reserved.

SynCardia Total Artificial Heart Platform Ecosystem


Centers of Excellence
Hospital & Home Drivers
Driveline Accessories & Services
Clinical Support
70cc
50cc
SynCardia TAH
Clinical Training

Sources: Picard Medical Inc SEC filings & SynCardia Systems LLC.

SynCardia's products are approved for sale in the U.S. and Canada only.
SynCardia Systems, LLC is a wholly owned subsidiary of Picard Medical Inc. © SynCardia Systems, LLC. All rights reserved.

Key Achievements in 2025

Corporate	Commercial Progress	Technology Advancement	Manufacturing and Operations	Global Market Development
• Successfully completed initial public offering • $35.55 million total capital raised • Cash burn of $15.67 million (GAAP)	• Revenue increased 12.50% • U.S. represents the majority of Company revenue • Continued expansion of SynCardia adoption at transplant centers	• Continued development of the Emperor fully implantable artificial heart • Progress on next generation driver technologies including Freedom+ and Unicorn	• Initiated transfer of key manufacturing steps including in house valve assembly • Continued technology transfer of external driver manufacturing	• Continued progress on regulatory preparation for China NMPA submission • Progress toward expanding access to artificial heart therapy in international markets

Sources: Picard Medical Inc SEC filings & SynCardia Systems LLC.

SynCardia's products are approved for sale in the U.S. and Canada only.

SynCardia Systems, LLC is a wholly owned subsidiary of Picard Medical Inc. © SynCardia Systems, LLC. All rights reserved.

SynCardia A Picard Medical Company | PICARD MEDICAL, INC

Strategy for Growth in Artificial Heart Therapy

Expand Clinical Adaptation

Increase implanting centers

Strengthen physician training programs

Support patient discharge with portable driver technology

Advance Next Generation Artificial Heart Technology

Fully implantable Emperor Total Artificial Heart

Autoregulating electromechanical design

Next generation driver technologies

Improve Operational Efficiency

Manufacturing optimization

Expansion of in-house production capabilities

Supply chain improvement

Expand Global Market Access

Regulatory approvals in additional markets

Strategic international partnerships

Increasing global adoption of artificial heart therapy

Sources: Picard Medical Inc SEC filings & SynCardia Systems LLC.

SynCardia's products are approved for sale in the U.S. and Canada only.

SynCardia Systems, LLC is a wholly owned subsidiary of Picard Medical Inc. © SynCardia Systems, LLC. All rights reserved.

SynCardia A Picard Medical Company | PICARD MEDICAL, INC

Technology and Product Pipeline Matt Schuster, COO

Technology Leadership in Total Artificial Hearts

2004 — Patient Hospitalized

FDA approves 70cc STAH


70cc

First company to receive TAH approval by FDA

2012 — Patient Mobile in Hospital

FDA approves Companion C2 Driver


70cc

2014 — Patient Mobile in Home

FDA approves Freedom Driver


70cc

2020 — Children & Small Adults

FDA approves 50cc STAH


70cc
50cc

2024 — Alternative to Heart Transplant

US Patents covering fully implantable artificial hearts



Next Generation, driver-less STAH; may seek FDA approval in 2028

Notes: Approval years: 2004 – 70cc ventricles; 2012 – Companion C2 driver; 2014 – Freedom Portable Home driver; 2020 – 50cc STAH ventricles. The original CSS driver was used beginning in 2004 until the C2 driver was approved in 2012.
Sources: Picard Medical Inc SEC filings & SynCardia Systems LLC.

SynCardia's products are approved for sale in the U.S. and Canada only.
SynCardia Systems, LLC is a wholly owned subsidiary of Picard Medical Inc. © SynCardia Systems, LLC. All rights reserved.

SynCardia A Picard Medical Company | PICARD MEDICAL, INC

Emperor Total Artificial Heart SynCardia's products are approved for sale in the U.S. and Canada only. SynCardia Systems, LLC is a wholly owned subsidiary of Picard Medical Inc. © SynCardia Systems, LLC. All rights reserved. (1) US Patents: 11,918,798; 12,121,711 & China: CN 115279450 Sources: Picard Medical Inc SEC filings & SynCardia Systems LLC. • Development of a fully implantable artificial heart platform designed to eliminate external pneumatic drivers • Designed to preserve surgical placement and physiologic performance of the current SynCardia system • Incorporates internal power systems, wireless control, and transcutaneous energy transfer • Intended to improve long term patient mobility and quality of life • Three issued U.S. and one issued Chinese patent covering fully implantable artificial heart 1 Goal: Fully Implantable Power and Control Architecture

• Volume displacement diaphragm pump replacing both ventricles and all four heart valves • Partial fill full eject cycle based on the Frank Starling principle • Automatic adjustment of cardiac output in response to changes in preload and afterload • Physiologic pumping mechanism similar to the native heart Mechanism of Action Sources: Picard Medical Inc SEC filings & SynCardia Systems LLC. SynCardia's products are approved for sale in the U.S. and Canada only. SynCardia Systems, LLC is a wholly owned subsidiary of Picard Medical Inc. © SynCardia Systems, LLC. All rights reserved.

• Bench testing demonstrates hemodynamic characteristics consistent with the SynCardia platform • Equivalent stroke volume, cardiac output, and wash characteristics observed • Demonstrates autoregulation in response to changing atrial pressure • Maintains stable output across a range of physiologic conditions Hemodynamic Performance 0 1 2 3 4 5 6 7 4 6 8 10 12 14 Cardiac Output (L/min) Right Atrial Pressure (mmHg) Emperor TAH STAH Emperor Exhibits Frank - Starling Autoregulation Emperor TAH shows increased cardiac output at a constant beat rate in response to increased inflow right atrial pressure, demonstrating autoregulation in response to changing hemodynamics. Testing was conducted at a rate of 125 beats/min SynCardia's products are approved for sale in the U.S. and Canada only. SynCardia Systems, LLC is a wholly owned subsidiary of Picard Medical Inc. © SynCardia Systems, LLC. All rights reserved. Sources: Picard Medical Inc SEC filings & SynCardia Systems LLC.

Preclinical Feasibility Testing

- Successfully implanted in multiple porcine models
- Animals separated from bypass without complications
- Device provided stable circulatory support during observation period
- Hemodynamic performance consistent with design objectives

Emperor Exhibits Emperor Exhibits in Vivo Autoregulation



CO vs RAP (130 BPM)
L/min
4.5
4
3.5
3
2.5
2
6
7
8
9
10
11
12
13
14
R² = 0.5132
Right Atrial Pressure (mmHg)

Emperor TAH shows increased cardiac output at a constant beat rate in response to increased inflow right atrial pressure, demonstrating autoregulation in response to changing hemodynamics. Testing was conducted at a rate of 130 beats/min. Data reflect stable hemodynamic conditions without evidence of suction, atrial collapse, or flow limitation, confirming that the Emperor TAH maintained appropriate preload sensitivity under these operating conditions.

Sources: Picard Medical Inc SEC filings & SynCardia Systems LLC.

SynCardia's products are approved for sale in the U.S. and Canada only.
SynCardia Systems, LLC is a wholly owned subsidiary of Picard Medical Inc. © SynCardia Systems, LLC. All rights reserved.

Development Roadmap

- **2026**
  - Continued acute animal studies
  - Design iteration and reliability testing
  - Potential submission for FDA Breakthrough Device Designation
- **2027**
  - Design freeze
  - Initiation of GLP animal studies
- **2028**
  - Completion of verification and validation testing
  - Potential initiation of U.S. clinical study

Emperor Gen 1 Concept


4.5

Sources: Hydrix Ltd, Picard Medical Inc SEC filings & SynCardia Systems LLC.

SynCardia's products are approved for sale in the U.S. and Canada only.
SynCardia Systems, LLC is a wholly owned subsidiary of Picard Medical Inc. © SynCardia Systems, LLC. All rights reserved.

SynCardia's products are approved for sale in the U.S. and Canada only. SynCardia Systems, LLC is a wholly owned subsidiary of Picard Medical Inc. © SynCardia Systems, LLC. All rights reserved. Unicorn Driver – Next Generation Portable Artificial Heart System • Next generation portable pneumatic driver system • Intended to reduce size and weight relative to the Freedom driver • Designed to improve battery life, usability, and patient mobility • Potential manufacturing cost advantages through simplified architecture Unicorn Freedom Sources: Picard Medical Inc SEC filings & SynCardia Systems LLC.

Artificial Heart Innovation Pipeline

Platform		Purpose	Status
 70cc 50cc	**SynCardia Total Artificial Heart**	Proven bridge to transplant therapy replacing both ventricles	Commercial (FDA)
	**Unicorn Portable Driver**	Next generation driver reducing size, weight and cost	Development (Bench)
	**Emperor Total Artificial Heart**	Fully implantable artificial heart for long term support	Preclinical (Animals)

Sources: Picard Medical Inc SEC filings & SynCardia Systems LLC.

SynCardia's products are approved for sale in the U.S. and Canada only.
SynCardia Systems, LLC is a wholly owned subsidiary of Picard Medical Inc. © SynCardia Systems, LLC. All rights reserved.

Operational Strategy and Manufacturing Initiatives Matt Schuster, COO

Operational Initiatives to Support Scale and Improve Margins

Manufacturing Optimization

Driver Manufacturing Transfer to China

- Allows U.S. team to focus on implant innovation
- Supports lower manufacturing cost
- Reduces component obsolescence risk

Vertical Integration

Valve Assembly Moved In-House

- Eliminates reliance on external supplier
- Improves precision control of valve tolerance
- Reduces manufacturing lead time

Supply Chain Resilience

Second Source Qualification

- Ensures continuity of implant component supply•
- Enables supplier cost benchmarking

Sources: Picard Medical Inc SEC filings & SynCardia Systems LLC.

SynCardia's products are approved for sale in the U.S. and Canada only.
SynCardia Systems, LLC is a wholly owned subsidiary of Picard Medical Inc. © SynCardia Systems, LLC. All rights reserved.

Financial Overview Bernard Skaggs, CFO

• Revenue increased 12.50 percent year over year to $4.94 million • U.S. revenue grew 33.49 percent, representing 88.25 percent of total revenue • Product revenue increased 11.57 percent to $4.75 million and represents 96.07 percent of total revenue Revenue Growth Driven by U.S. Adoption of the SynCardia platform SynCardia's products are approved for sale in the U.S. and Canada only. SynCardia Systems, LLC is a wholly owned subsidiary of Picard Medical Inc. © SynCardia Systems, LLC. All rights reserved. Sources: Picard Medical Inc SEC filings & SynCardia Systems LLC. 0 1 2 3 4 5 6 2024 2025 Revenues by Year and Region ($MM) US Europe Rest of World

Balance Sheet Cleanup • Repayment of legacy debt and settlement of outstanding accounts payable to stabilize the balance sheet. Transaction and Financing Costs • IPO and financing expenses associated with becoming a public company and securing institutional capital Business Operations and Growth • Operating funds and restricted cash supporting manufacturing, clinical support, and commercialization activities. Deployment of Capital Raised in 2025 SynCardia's products are approved for sale in the U.S. and Canada only. SynCardia Systems, LLC is a wholly owned subsidiary of Picard Medical Inc. © SynCardia Systems, LLC. All rights reserved. • Majority of capital deployed to support ongoing operations and business growth • Legacy liabilities addressed, strengthening the company’s financial foundation • Remaining capital reflects transaction costs associated with the IPO and financing activities 47% 36% 17% Use of Funds (% of $35M Raised) Sources: Picard Medical Inc SEC filings & SynCardia Systems LLC.

• Approximately $27.00 million net loss • Approximately $14.53 million in non - cash and financing related items(primarily driven by derivative accounting, amortization of debt discount, and other financing related charges) • Approximately $(3.20) million in net working capital changes reflecting timing of accounts payable, inventory, and other operating items • Net cash used in operations (GAAP): (15.67) • Normalized operating cash burn (Non - GAAP): $(11.04) million - 27 14.5 - 3.2 - 11.1 Net Loss Non - cash & … Working capital … Operating Cash … 0 - 5 - 10 - 15 - 20 - 25 - 30 Net Loss to Operating Cash Flow Bridge ($ million) Increase Decrease Total Operating Cash Burn Significantly Lower Than GAAP Net Loss SynCardia's products are approved for sale in the U.S. and Canada only. SynCardia Systems, LLC is a wholly owned subsidiary of Picard Medical Inc. © SynCardia Systems, LLC. All rights reserved. Sources: Picard Medical Inc SEC filings & SynCardia Systems LLC.

Balance Sheet Strengthened Following Capital Raise and Liability Reduction

- Additional paid in capital increased significantly following IPO and financing
- Stockholders' equity improved from $(44.00)M deficit to $3.78M positive equity

	Dec 31 2025	Dec 31 2024	% Change
Cash	$ 11,451	$ 96	11,828
Inventory	$ 7,303	$ 8,115	-10
Other, current	$ 1,972	$ 1,580	25
Fixed assets	$ 1,822	$ 2,315	-21
Total assets	**$ 22,548**	**$ 12,106**	**86**
Accounts payable	$ 2,079	$ 5,293	-61
Notes payable	$ 6,448	$ 19,976	-68
Derivative liability	-	$ 6,759	-100
Warrant liability	$ 7,842	-	n/a
Other, current & LT	$ 2,390	$ 3,814	-37
Total liabilities	**$ 18,759**	**$ 35,842**	**-48**
Temporary equity	$ -	$ 20,265	n/m (1)
Stockholders' deficit	$ 7	$ 1	600
Additional paid-in capital	$ 80,397	$ 5,561	1,346
Accumulated other comprehensive income	$ 228	$ 278	-18
Accumulated deficit	$ (76,843)	$ (49,841)	-54
Stockholders' equity (deficit)	**$ 3,789**	**$ (44,001)**	n/m (1)
Total liabilities, temporary equity and stockholders' equity (deficit)	**$ 22,548**	**$ 12,106**	**86**

(1) (1) n/m (not meaningful) because equity moved from negative to positive, so a percentage comparison is not meaningful.
(2) Sources: Picard Medical Inc SEC filings & SynCardia Systems LLC.

SynCardia's products are approved for sale in the U.S. and Canada only.
SynCardia Systems, LLC is a wholly owned subsidiary of Picard Medical Inc. © SynCardia Systems, LLC. All rights reserved.

Total shares outstanding 75,178,535 Warrants 7,710,280 Equity incentive plan 18,000,000 Fully diluted shares 100,888,815 Common shares authorized (1) 150,000,000 Preferred shares authorized 30,000,000 SynCardia's products are approved for sale in the U.S. and Canada only. SynCardia Systems, LLC is a wholly owned subsidiary of Picard Medical Inc. © SynCardia Systems, LLC. All rights reserved. Capitalization and Fully Diluted Share Count (1) (1) Figures are as of 3/23/2026. On March 10, 2026 the schareholders voted to increase the number of authorized shares to 30 0 m illion. The Equity Incentive Plan consists only of stock options. The Fullly Diluted Shares includes warrants, options, restri cted and enrestrcted shares. (2) Sources: Picard Medical Inc SEC filings & SynCardia Systems LLC.

SynCardia's products are approved for sale in the U.S. and Canada only. SynCardia Systems, LLC is a wholly owned subsidiary of Picard Medical Inc. © SynCardia Systems, LLC. All rights reserved. Key Financial Priorities for 2026 Sources: Picard Medical Inc SEC filings & SynCardia Systems LLC. Revenue Growth • Expand U.S. implant volumes, the Company’s highest margin market Gross Margin Improvement • Improve gross margins through scale, manufacturing efficiency, and rental program optimization Capital and Cost Management • Strengthen balance sheet through additional capital and disciplined cost management

Experience with the SynCardia TAH Amy Fiedler, MD Associate Professor of Surgery, Surgical Director of Heart Transplantation and Mechanical Circulatory Support, UCSF

Amy G. Fiedler, MD Associate Professor of Cardiac Surgery Surgical Director of Heart Transplantation and Mechanical Circulatory Support Total Artificial Heart A Cardiac Surgeons Perspective

35 Objectives Overview of our heart failure program at UCSF Describe our path to TAH and subsequent growth Review patient selection (key for success) Surgical technique Discuss our institutional outcomes to date Next steps for future growth and collaboration

36 AHFCCC – UCSF Advanced Heart Failure Comprehensive Care Center ▪ Top 8 heart transplant program in the US ▪ Largest VA ECMO program in the West ▪ 5 th largest LVAD HM3 center in the West

37 Our journey to TAH It takes a team… ▪ Busy LVAD center ▪ Busy transplant center ▪ Fantastic coordinators + nurses ▪ Innovative leadership ▪ Surgeons with experience

38 Patient Selection ▪ Biventricular failure ▪ Age ▪ Status of end organs ▪ Multi - disciplinary evaluation ▪ Potential transplant candidacy in the future ▪ Rehabilitation potential

39 Patient Selection

40 Surgical Technique – Tips and Tricks ▪ Minimize any unnecessary dissection ▪ Sew the aorta and PA grafts on first ▪ Double layer 3 - 0 MH prolene on sewing cuffs ▪ Loops around SVC, IVC, aorta ▪ Goretex + close pericardium ▪ Delayed chest closure until exquisitely dry

41 Institutional Outcomes to Date Program began November 2024 ▪ 5 TAH implants - 2 with successful OHT - 1 awaiting discharge - 2 expired

42 Success Stories

43 Success Stories

44 Next Steps for Growth / Collaboration SynCardia x UCSF ▪ UCSF to become a destination center for TAH ▪ Collaborative outreach events across the country promoting TAH x UCSF ▪ Partnering to publish outcomes, best practices, and practice changing techniques ▪ Discuss possibility of cross - collaboration to identify RV failure after LVAD and selecting those patients for TAH support

45 Thank you!

Patient Perspective Former SynCardia Patient

Future of Mechanical Circulatory Support Innovation Zain Khalpey, MD, PhD, FACS Chief Medical Artificial Intelligence Officer, Network Director for the Artificial Heart Program, HonorHealth, Phoenix

Closing Remarks with Q&A Patrick NJ Schnegelsberg, CEO

• Continued growth in U.S. adoption, which represents the Company’s highest margin geography • Ongoing development of the next generation technology platforms, including the fully implantable Emperor Total Artificial Heart • Operational initiatives focused on manufacturing efficiency, supply chain resilience, and cost optimization • Continued investment in clinical adoption, physician training, and market expansion • Focus on strengthening the balance sheet and securing additional capital to support operations and technology development • Management remains focused on executing the Company’s long - term strategy to expand access to artificial heart therapy and advance next generation technologies. SynCardia's products are approved for sale in the U.S. and Canada only. SynCardia Systems, LLC is a wholly owned subsidiary of Picard Medical Inc. © SynCardia Systems, LLC. All rights reserved. Key Strategic Priorities for 2026 Sources: Picard Medical Inc SEC filings & SynCardia Systems LLC.

SynCardia Systems, LLC
1992 E. Silverlake Rd. Tucson, AZ 85713 | US
+1 520-545-1234 | info@syncardia.com
www.SynCardia.com

NYSE: PMI

SynCardia's products are approved for sale in the U.S. and Canada only.

"Freedom" is a registered trademark of SynCardia Systems, LLC. "SynCardia Systems", the SynCardia logo, "Giving the Gift of Time", "Saving Lives, one Heart at a Time", "Companion 2 Driver" are trademarks of SynCardia Systems, LLC.

About SynCardia Systems, LLC

SynCardia Systems, LLC, a Picard Medical Company, is headquartered in Tucson, AZ. We manufacture and distribute the world's first and only US Food and Drug Administration (FDA) and Health Canada approved total artificial heart. The SynCardia Total Artificial Heart is the most widely used and extensively studied artificial heart in the world.

The SynCardia Total Artificial Heart (STAH)

The STAH has been successfully implanted in over 2,000 patients suffering from advanced stage heart failure. The implant is available in two sizes to accommodate patients' diverse physiologies. The STAH is approved for sale in the US and in Canada where it is indicated for use in cardiac transplant-eligible patients at risk of imminent death from biventricular failure. EU and international approvals are pending. For additional information and label information, visit us at www.syncardia.com.

About Heart Failure*

Heart failure (HF) is a growing burden for the United States and other developed countries due to the aging of their populations. Approximately 6.7 million individuals had HF in 2023 and the prevalence of advanced stage HF has been estimated to be as high as 25% of the total HF populations. Approximately 300,000 (5%) of advanced stage HF are refractory to guideline directed therapy.

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*Bozkurt B, et al., J Card Fail. 2023 Oct;29(10):1412-1451; (2) Abouezzeddine et al., Congest Heart Fail. 2011 Jul-Aug;17(4):160-8.

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